Income Taxes - Summary of Income Tax Provision (Benefit) (Details) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Dec. 31, 2023	Dec. 31, 2022
Current
Federal			$ (53)	$ 0
State			52	0
Total current tax provision			(1)	0
Deferred
Federal			3,441	0
State			622	(298)
Net deferred tax expense (benefit)			4,063	(298)
Change in valuation allowance			1	0
Total tax benefit	$ (1,161)	$ 230	$ 4,063	$ (298)